FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund

SUPPLEMENT TO PROSPECTUS

dated October 29, 2004

Frontegra Asset Management, Inc. (“Frontegra”) has agreed to amend its expense cap agreement with the Frontegra New Star International Equity Fund (the “Fund”) to provide that, effective July 1, 2005, Frontegra will waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the total operating expenses for the Fund do not exceed 0.75%.

Accordingly, the information contained under “Fees and Expenses of the Fund” on Page 5 of the Prospectus is superceded as follows:

Shareholder Fees

(fees paid directly from your investment)(1)

Redemption Fee (as a percentage of amount redeemed)(2)

2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)(3)

   Management Fees

0.95%

   Distribution (12b-1) Fees

NONE

   Other Expenses(4)

0.18%

   Total Annual Fund Operating Expenses

1.13%

   Fee Waiver/Expense Reimbursement(4)

(0.38%)

   Net Expenses

0.75%

________________________

(1)  The Fund will charge a service fee of $25 for checks that do not clear.

(2)   A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase.

(3)   Stated as a percentage of the Fund’s average daily net assets.  The expense information in the table has been restated to reflect estimated current expenses due to an increase in the Fund’s assets since fiscal year end.

(4)   Pursuant to an expense cap agreement effective July 1, 2005 between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

In addition, the information contained under “Example” on page 5 of the Prospectus is superceded as follows:

1 Year	3 Years	5 Years	10 Years
$77	$321	$586	$1,341

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is June 16, 2005.